UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 7, 2008 (November 5, 2008)

GIBRALTAR INDUSTRIES, INC.

(Exact name of registrant as specified in its chapter)

Delaware	0-22462	16-1445150

(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices)     (Zip Code)

(716) 826-6500
(Registrant’s telephone number, including area code )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 2.02 Results of Operations and Financial Condition
ITEM 7.01 Regulation FD Disclosure
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

The information in this Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless the registrant specifically incorporates it by reference in a document filed under the Securities Act or the Exchange Act.

ITEM 2.02	Results of Operations and Financial Condition
On November 5, 2008, the registrant announced its financial results for the three and nine months ended September 30, 2008 and certain other information. A copy of the registrant’s press release announcing these financial results and certain other information is furnished herewith as Exhibit 99.1.
Exhibit 99.1 is incorporated by reference under this Item 2.02.

ITEM 7.01	Regulation FD Disclosure
The registrant hosted its third quarter 2008 earnings conference call on November 6, 2008, during which the registrant presented information regarding its earnings for the quarter and nine months ended September 30, 2008, together with certain other information. Pursuant to Regulation FD and the requirements of Item 7.01 of Form 8-K, the registrant hereby furnishes a script of the third quarter earnings conference call as Exhibit 99.2 to this report. By furnishing this information under Item 7.01 of Form 8-K, the Registrant makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.
Exhibit 99.2 is incorporated by reference under this Item 7.01.

ITEM 9.01	Financial Statements and Exhibits

a.	Financial Statements of Business Acquired
- Not Applicable
b.	Pro Forma Financial Information
- Not Applicable
c.	Shell Company Transactions
- Not Applicable
d.	Exhibits
	- Exhibit 99.1	Press Release dated November 5, 2008
	- Exhibit 99.2	Script of Third Quarter Earnings Conference Call hosted November 6, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 7, 2008

GIBRALTAR INDUSTRIES, INC.
/s/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 5, 2008

99.2	Script of Third Quarter Earnings Conference Call hosted November 6, 2008